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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 19,2004

                                MICROHELIX, INC.
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             (Exact name of registrant as specified in its charter)

           Oregon                        001-16781               91-1758621
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(State or other jurisdiction         (Commission File           (IRS Employer
     of incorporation)                    Number)            Identification No.)

16125 SW 72nd Avenue, Portland, OR                                  97224
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code               503.968.1600

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          (Former name or former address if changed since last report)

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Item 5. Other Events and Regulation FC Disclosure

          On May 19, 2004, Microhelix, Inc. (the "Company") issued a press release announcing a new line of 510k cleared ultrasound probes for the replacement market.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

               99.1 Press Release issued by Microhelix, Inc. on May 19, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      Microhelix, Inc.
                                                        (Registrant)

               Date: May 19, 2004      By: /s/ Tyram H. Pettit
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                                           Tyram H. Pettit
                                           President and Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.                           Subject Matter
99.1             Press Release issued by Microhelix, Inc. on May 19, 2004.


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